UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the securities exchange act of 1934

         Date of Report (Date of earliest event reported): July 6, 2007

                              Gemco Minerals, Inc.
                              --------------------
               (Exact name of issuer as specified in its charter)


             Florida                 000-51523                  65-10011685
             -------                 ---------                  -----------
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
   of Identification Number)                                 Incorporation or
                                                              organization)

                  #203 - 20189 56th Ave Langley, B.C., V3A 3Y6
                  --------------------------------------------
              (Address of principal executive ofices and zip code)


                                 1-866-848-2940
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e -4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01.   Changes in the Registrant's Certifying Accountant

On July 6, 2007, the Audit Committee of the Company's Board of Directors (the "Audit Committee") accepted the resignation of Manning Elliott LLP (Manning Elliott) as the Company's independent registered public accounting firm. On that same date, the Audit Committee engaged Moore & Associates, Chartered (Moore & Associates) to serve as the independent registered public accounting firm to audit the Company's consolidated financial statements and to serve as the Company's independent registered public accounting firm for the fiscal year ended May 31, 2007.

For the period from September 26, 2006 (date of appointment of Manning Elliott) to July 6, 2007, there were no (1) disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or (2) reportable events described under Item 304(a)(1)(iv)(B) of Regulation SB. A letter from Manning Elliott, LLP is attached hereto as Exhibit 16.1, indicating its agreement with the statements herein.

During the previous two fiscal years and the subsequent interim period ended July 6, 2007, the Company did not consult with Moore & Associates regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.


Item 9.01.   Financial Statements and Exhibits

    (d)  The following exhibits are filed with this report:

         Exhibit Number     Description
         --------------     ---------------------------------------------------
            16.1            Letter from Manning Elliott, LLP dated July 6, 2007.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Vancouver, on the 6th day of July 2007.

                                    GEMCO MINERALS, INC.

                                    By: /s/ Dorlyn R Evancic
                                        ---------------------
                                            Dorlyn R. Evancic
                                            Director and
                                            Chief Financial Officer


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                                  Exhibit Index

Exhibit Number         Description
--------------         ---------------------------------------------------
     16.1              Letter from Manning Elliott, LLP dated July 6, 2007.








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